1 First Quarter 2016 Earnings Conference Call April 27, 2016

Forward-Looking Statements: This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK Financial’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, demand for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of March 31, 2016 unless otherwise noted. 2

3 Steven G. Bradshaw Chief Executive Officer

First Quarter Summary: 4 • Noteworthy items impacting Q1 profitability: • Loan loss provision $35 million or $0.35 per share. • MSR mark to market expense, net of hedges of $11.4 million or $0.11 per share. • Large number of unusual or noteworthy expense items in the quarter. First Quarter Q1 2016 Q4 2015 Q1 2015 Net Income ($mil) $42.6 $59.6 $74.8 Diluted EPS $0.64 $0.89 $1.08

Additional Q1 2016 Details ($bil) Q1 2016 Q4 2015 % Growth, Seq. Q1 2015 % Growth, YOY Period-End Loans $16.0 $15.9 0.5% 2.0% ann. $14.7 9.1% Avg. Loans 16.0 15.6 2.6% 10.4% ann. 14.6 9.9% Fiduciary Assets $39.1 $38.3 2.1% $37.5 6.5% Assets Under Management or in Custody $71.9 $71.0 1.3% $66.7 7.8% • Loan growth moderated to low single digits in Q1 • Strong continued growth in AUM and fiduciary assets despite lack of contribution from overall market. 5

6 Steven Nell Chief Financial Officer Financial Overview

Q1 Noteworthy Items Item Description Pretax Impact $mil EPS Impact Details Loan Loss Provision ($35.0) ($0.35) Front end loaded provision due to significant drop in commodity prices in Q1. Continue to forecast $60-$80 million of loan loss provision for the full year. MSR Impact, Net Of Hedges ($11.4) ($0.11) Significant drop in 10 year treasury during the quarter, combined with adjustment in assumptions for MSR values. Legal Accruals And Settlements ($5.3) (0.05) Related to various legal matters in corporate trust, consumer banking, and commercial lending. Contained in ‘other expenses’ on income statement Deposit Insurance ($1.9) (0.02) Deposit insurance increases with higher level of criticized loans. Forecasting incremental $8 million expense in 2016 run rate. Reflected in insurance line item on P&L. 7

Q1 Noteworthy Items Item description Pretax Impact $mil EPS Impact Details Purchase Accounting Adjustments (1.6) (0.02) Related to merchant banking investment. $2.7 million included in ‘other expense’ line item offset by $1.1 million benefit in non-controlling interests line item Mortgage Repurchase Reserve Build ($1.4) (0.01) Continued refinement of assumptions for default servicing costs. Gain On Available For Sale Securities $4.0 0.04 Continued active management of securities portfolio to optimize total return. 8

Net Interest Revenue and Margin ($mil) Q1 2016 Q4 2015 Q3 2015 Q2 2015 Q1 2015 Net Interest Revenue $182.6 $181.3 $178.6 $175.7 $167.7 Provision For Credit Losses $ 35.0 $ 22.5 $ 7.5 $ 4.0 $ 0.0 Net Interest Revenue After Provision $147.6 $158.8 $171.1 $171.7 $167.7 Net Interest Margin * 2.65% 2.64% 2.61% 2.61% 2.55% • Net interest revenue increased due to higher average loan balances and higher net interest margin. • Yield on AFS securities were 2.08%, up 4 basis points sequentially and 10 basis points year over year • Loan yields were 3.57% in the quarter, up 2 basis points sequentially. * Note: 12 basis points of NIM dilution due to FHLB/Fed trade 9

Fees and Commissions Revenue ($mil) 3 mos ended 3/31/16 % Growth, Seq. % Growth, YOY,3 Mos ended 3/31/16 % Growth, TTM ended 3/31/16 Brokerage and Trading $32.3 6.9% 2.0% (-4.7%) Transaction Card 32.4 0.1% 4.3% 3.5% Fiduciary and Asset Management 32.1 2.9% 1.9% 4.4% Deposit Service Charges and Fees 22.5 (1.2%) 4.0% 1.5% Mortgage Banking 34.4 37.5% (12.4%) 3.1% Other Revenue 13.9 (12.7%) 28.4% 11.8% Total Fees and Commissions $167.6 7.6% 1.0% 2.2% • Brokerage and trading: Double digit sequential growth in institutional brokerage, retail brokerage, and investment banking revenue offset by lower derivative fees and commissions. • Transaction card: Continued strong mid single digit year over year growth • Fiduciary and asset management: Continued strong growth in challenging market environment. • Mortgage banking: Lower primary interest rates and acceleration in refinancing volume helped production volume in Q1 10

Expense Review ($mil) Q1 2016 Q4 2015 Q1 2015 %Incr. Seq. %Incr. YOY Personnel Expense $135.8 $133.2 $128.5 2.0% 5.7% Other Operating Expense $109.1 $ 99.4 $ 91.7 7.2% 18.9% Total Operating Expense $244.9 $232.6 $220.3 5.3% 11.2% • Higher personnel expense in Q1 due to merit increases and FICA expenses • Other operating expenses elevated due to noteworthy items outlined on slide 7-8 11

Other Balance Sheet Statistics Q1 2016 Q4 2015 Q1 2015 Period End AFS Securities $8.9 billion $9.0 billion $9.2 billion Average AFS securities $9.0 billion $9.0 billion $9.1 billion Period End Deposits $20.4 billion $21.1 billion $21.2 billion Average Deposits $20.6 billion $20.7 billion $21.2 billion Common Equity Tier 1 12.0% 12.1% 13.1% Tier 1 12.0% 12.1% 13.1% Total Capital Ratio 13.2% 13.3% 14.4% Leverage Ratio 9.1% 9.3% 9.7% Tangible Common Equity Ratio 9.3% 9.0% 9.9% Tangible Book Value per Share $44.28 $42.51 $43.52 • BOK Financial remains extremely well capitalized at quarter end. • Liability sensitivity down to 0.28 percent at quarter end. 12

2016 Assumptions  Mid-single-digit loan growth  Continued gradual decline in the securities portfolio of $200-$250mm per quarter  Stable to increasing NIM  Increasing NII  Provision for credit losses for the full year at high end of previously announced $60-$80 million forecast  Continued mid-single-digit revenue growth from fee-generating businesses (TTM basis)  Revenue growth > expense growth  Capital deployment through organic growth, acquisitions, dividends, and more limited stock buybacks  Close MBT Bancshares acquisition during 2H16  $6 - $8 million of pretax consolidation-related charges post closing 13

14 Stacy Kymes EVP-Corporate Banking

Loan Portfolio by Geography ($mil) Mar 31 2016 Dec 31 2015 Seq. Loan Growth Mar 31 2015 YOY Loan Growth OK $6,019.3 $6,187.0 (2.7%) $5,537.0 8.70% TX 5,576.8 5,535.2 0.8% 5,228.3 6.7% NM 853.6 821.3 3.9% 824.1 3.6% AR 154.6 170.7 (9.4%) 190.4 (18.8%) CO 1,326.9 1,288.2 3.0% 1,301.3 2.0% AZ 1,320.6 1,189.4 11.0% 1,000.6 32.0% KC 770.8 749.4 2.9% 602.4 27.9% Total $16,022.6 $15,941.2 0.5% $14,684.1 9.1% • Loan portfolio exceeds $16 billion for first time • Strong consistent growth across footprint with exception of Oklahoma and Arkansas • Oklahoma portfolio impacted by large paydown in professional services loan portfolio • Arizona continues recent strong track record 15

Commercial Loan Growth ($mil) Mar 31 2016 Dec 31 2015 Seq. Loan Growth Mar 31 2015 YOY Loan Growth Energy $3,029.4 $3,097.3 (2.2%) $2,903.4 4.4% Services 2,728.9 2,784.3 (2.0%) 2,592.9 5.2% Healthcare 1,995.4 1,883.4 5.9% 1,511.2 32.0% Wholesale/retail 1,451.8 1,422.1 2.1% 1,405.8 3.3% Manufacturing 600.6 556.7 7.9% 560.9 7.1% Other 482.2 508.7 (5.2%) 417.4 15.5% Total Commercial $10,288.4 $10,252.5 0.4% $9,391.2 9.6% • Energy portfolio down in Q1 as expected. Forecasting continued reductions in energy oustandings throughout 2016. • Healthcare continues strong recent growth track record. 16

Oil & Gas Producers 82% Midstream & Other 9% Energy Services 9% Energy At 3/31/16:  $5.3 billion commitments and $3.0 billion O/S  ~60/40 split between oil and gas  SNCs = 54% of commitments, 45% of outstandings  E&P line utilization 64%  Allowance for credit losses to period end loans: 3.19%  Q1 energy chargeoffs $22.1 million 17 $mil As of Jun 30, 2015 As of Sep 30, 2015 As of Dec 31, 2015 As of Mar 31, 2016 Pass Performing Loans 2,832.6 99.0% 2,527.5 89.1% 2,580.7 83.3% 2,198 72.6% Spec. Mention 10.5 0.4% 196.3 6.9% 325.7 10.5% 269 8.9% Potential Problem Loans 15.9 0.6% 96.4 3.4% 129.8 4.2% 403 13.3% Nonaccrual Loans 1.4 0.0% 17.9 0.6% 61.2 2.0% 160 5.3% Total Energy Loans $2,860.4 $2,838.1 $3,097.3 $3,029.4

Commercial Real Estate ($mil) Mar 31 2016 Dec 31 2015 Seq. Loan Growth Mar 31 2015 YOY Loan Growth Residential Construction and Land Development $171.9 $160.4 7.2% $139.2 23.5% Retail 810.5 796.5 1.8% 658.9 23.0% Office 695.6 637.7 9.1% 513.9 35.4% Multifamily 733.7 751.1 (2.3%) 750.0 (2.2%) Industrial 564.5 563.2 0.2% 478.6 17.9% Other CRE 394.3 350.1 12.6% 395.0 (0.2%) Total CRE $3,370.5 $3,259.0 3.4% $2,935.5 14.8% • Strong growth momentum across the CRE business • Credit quality remains strong, no energy spillover noted to date • $326 million Houston portfolio in good shape. All credits pass rated at present. Minimal office or multifamily exposure. Houston retail and industrial markets remain strong. 18

 Combined allowance for credit losses to period end loans: 1.50%  Combined allowance for credit losses to nonaccruing loans*: 105%  Non-performing assets to period end loans and repossessed assets*: 1.59% *Excluding government guaranteed assets. Net annualized charge-offs to average loans: 0.56% 19 Key Credit Quality Metrics

20 Steven G. Bradshaw Chief Executive Officer Closing Remarks

21 Question and Answer Session